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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 1999


                           ---------------------------



                               AMFM OPERATING INC.
             (Exact name of Registrant as specified in its charter)



         DELAWARE                       0-22486                 13-3649750
     (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

   600 CONGRESS AVENUE
        SUITE 1400                                                78701
      AUSTIN, TEXAS                                             (Zip code)
  (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                          CAPSTAR COMMUNICATIONS, INC.
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         See Item 7(c)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         4.1       --      Indenture, dated as of November 19, 1999, governing
                           the 12 5/8% Senior Subordinated Exchange Debentures due 2006, of AMFM Operating Inc.*


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*        Filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMFM OPERATING INC.
                                            (Registrant)



                                            By: /s/ W. Schuyler Hansen
                                               --------------------------------
                                                W. Schuyler Hansen
                                                Senior Vice President and
                                                Chief Accounting Officer


Date:    November 19, 1999



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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                        EXHIBIT TITLE
    -------                       -------------
      4.1     --     Indenture, dated as of November 19, 1999, governing the
                     12 5/8% Senior Subordinated Exchange Debentures due 2006, of
                     AMFM Operating Inc.*



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*        Filed herewith.